March 17, 2014

ADVANTAGE FUNDS, INC.

Dreyfus Opportunistic U.S. Stock Fund
Dreyfus Total Emerging Markets Fund

DREYFUS MANAGERS FUNDS I

Dreyfus Research Long/Short Equity Fund

DREYFUS PREMIER INVESTMENT FUNDS, INC.

Dreyfus India Fund
Dreyfus Satellite Alpha Fund

STRATEGIC FUNDS, INC.

Dreyfus Select Managers Small Cap Growth Fund

Supplement to Current Prospectus

The following supplements the information contained in the fund’s statutory prospectus under the section entitled “Fund Details — Management”:

Certain bank regulatory restrictions applicable to BNY Mellon (the parent company of Dreyfus) and internal BNY Mellon policies intended to ensure compliance with such regulations may, from time to time, preclude the fund from purchasing (and, in very limited instances, require the fund to reduce its position in) particular securities or financial instruments, even if such securities or financial instruments would meet the investment objectives of the fund.

CMB-S0314